Execution Version

AMENDMENT AND JOINDER TO CREDIT AGREEMENT
This AMENDMENT AND JOINDER TO CREDIT AGREEMENT (this “Agreement”), is entered into as of January 17, 2018, by and among LIBERTY OILFIELD SERVICES HOLDINGS LLC, a Delaware limited liability company (“Original Parent Guarantor”), LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company (“Liberty”), LOS ACQUISITION CO I LLC, a Delaware limited liability company (“LOS”, and together with Liberty, each a “Borrower” and collectively, the “Borrowers”), LIBERTY OILFIELD SERVICES INC., a Delaware corporation (“Ultimate Parent”), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company (“New Holdco”; and together with the Ultimate Parent, collectively, the “Joinder Parties”, and each, individually, a “Joinder Party”), the undersigned Lenders (as defined below), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent and collateral agent (in such capacities, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of September 19, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Original Parent Guarantor, the Borrowers, the lenders identified on the signature pages thereto (collectively, the “Lenders”) and the Agent, the Lenders made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement;
WHEREAS, each Joinder Party is required to become a party to the Credit Agreement by, among other things, executing and delivering this Agreement to the Agent and the Lenders;
WHEREAS, each Joinder Party has determined that the execution, delivery and performance of this Agreement and each other documents, instruments and agreements executed in connection herewith (collectively, the “Joinder Documents”) will directly benefit, and are within the corporate or limited liability company, as applicable, purposes and in the best interests of, such Joinder Party, by virtue of the Loan made to the Borrowers pursuant to the terms and conditions of the Credit Agreement; and
WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement in certain respects as more particularly set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.Joinder of Joinder Parties to the Credit Agreement. By its execution of this Agreement, each Joinder Party hereby acknowledges, agrees and confirms that from and after the date of this Agreement it shall be a party to the Credit Agreement, individually and collectively with the other Joinder Party, as the “Parent Guarantor”, and each Joinder Party shall have all of the

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obligations of the Parent Guarantor thereunder, jointly and severally, as if such Joinder Party had executed the Credit Agreement. Each Joinder Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, conditions, covenants, agreements and obligations set forth in the Credit Agreement applicable to the Parent Guarantor and/or a Loan Party. Each Joinder Party hereby agrees that, after giving effect to Section 2 of this Agreement, each reference to “Parent Guarantor” in the Credit Agreement and the other Loan Documents shall mean the Joinder Parties, individually and collectively. Each Joinder Party hereby agrees that each reference to “Ultimate Parent” in the Credit Agreement and the other Loan Documents shall mean the Ultimate Parent. Each Joinder Party acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and that it has read and understands the terms thereof.
2.    Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Parent Guarantor” in its entirety to read as follows:
“Parent Guarantor” means (a) prior to the Qualifying IPO, Liberty Holdings, and (b) on and after the Qualifying IPO, the Ultimate Parent and New Holdco.
(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the definition of “New Holdco” thereto in its proper alphabetical order to read as follows:
“New Holdco” means Liberty Oilfield Services New Holdco LLC, a Delaware limited liability company.
(c)    Section 4.1(d) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety to read as follows:
“Except as set forth on Schedule 4.1(d) to this Agreement, no Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Equity Interests or any security convertible into or exchangeable for any of its Equity Interests.”
3.    Updated Schedules. Attached as Exhibit A hereto are updated copies of each of Schedules B, 4.1(d), 4.6(b) and 4.22 to the Credit Agreement (the “Closing Date Credit Agreement Schedules”) revised to include all information required to be provided therein and necessary to make the representations and warranties in the Credit Agreement true, correct and complete in all material respects as a result of the effectiveness of this Agreement. Schedules 4.1(b) and Schedule 4.1(c) to the Credit Agreement (the “Post-Close Credit Agreement Schedules”) are revised as of the Updated Credit Agreement Schedule Date (as defined below) to include all information required to be provided therein and necessary to make the representations and warranties in the Credit Agreement true, correct and complete in all material respects as of the Updated Credit Agreement Schedule Date as a result of the effectiveness of this Agreement. Each such Schedule shall be attached to the Credit Agreement, and on and after the date hereof all references in any Loan Document to any such Schedule to the Credit Agreement shall mean such Schedule as so amended;

provided, that any use of the term “as of the date hereof”, “as of the Closing Date” or any term of similar import, in any provision of the Credit Agreement with respect to such Schedule shall be deemed to refer to the date of this Agreement with respect to the Closing Date Credit Agreement Schedules and the Updated Credit Agreement Schedule Date with respect to the Post-Close Credit Agreement Schedules.
4.    Representations and Warranties of Joinder Parties. Each Joinder Party hereby represents and warrants to the Agent and the Lenders as follows:
(a)    it (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Joinder Documents and to carry out the transactions contemplated by the Joinder Documents and each of the other Loan Documents to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement);
(b)    the execution and delivery of the Joinder Documents, and the performance by it of the Joinder Documents and each other Loan Document to which such Joinder Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement), (i) have been duly authorized by all necessary action on the part of such Joinder Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Joinder Party or its Subsidiaries, the Governing Documents of such Joinder Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on such Joinder Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of such Joinder Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Joinder Party, other than Permitted Liens, (D) require any approval of such Joinder Party’s interestholders or any approval or consent of any Person under any material agreement of such Joinder Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect;
(c)    the Joinder Documents and each other Loan Document to which such Joinder Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement) is the legally valid and binding obligation of such Joinder Party, enforceable against such Joinder Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and

(d)    upon consummation of the Qualifying IPO on the date hereof and after giving effect to Section 2 and Section 3 hereof, the representations and warranties contained in Section 4 of the Credit Agreement are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); provided, that, notwithstanding the foregoing, the representations and warranties set forth in the Credit Agreement that make reference to Schedule 4.1(b) and Schedule 4.1(c) are instead made (and shall be deemed to have been automatically made on such date without taking of any further action) on the Updated Credit Agreement Schedule Date rather than on the date hereof.
5.    Additional Requirements. Concurrent with the execution and delivery of this Agreement, the Agent and the Lenders shall have received fully executed copies of each of the documents, instruments and agreements set forth on the closing checklist attached hereto as Exhibit B, each in form and substance reasonably satisfactory to the Agent and the Required Lenders and such other agreements, instruments, approvals or other documents requested by the Agent or the Required Lenders prior to the date hereof in order to effect the intent that each of the Joinder Parties shall become bound by all of the terms, covenants and agreements contained in each other Loan Document to which such Joinder Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement).
6.    Delivery of Post-Close Credit Agreement Schedules. Each of the parties hereto hereby covenant and agree that within five (5) Business Days following the date hereof (or such later date as the Required Lenders may agree in their sole discretion), the Loan Parties shall deliver the Post-Close Credit Agreement Schedules reflecting the updated ownership percentages of the Loan Parties, as determined pursuant to that certain Master Reorganization Agreement dated as of January 11, 2018, and all other information required to be listed on such Schedules under the Credit Agreement, in each case, as of the date hereof. The date that the Loan Parties deliver such Post-Close Credit Agreement Schedules and the Lenders or their counsel confirms the acceptance of such Post-Close Credit Agreement Schedules shall be the “Updated Credit Agreement Schedule Date”. On the Updated Credit Agreement Schedule Date, the Post-Close Credit Agreement Schedules shall be attached to Exhibit A of this Agreement and shall become part of this Agreement as if delivered on the date hereof. Any failure by the Loan Parties to comply with this Section 6 within the time period set forth herein (as may be extended by the Required Lenders in their sole discretion) shall constitute an immediate Event of Default under the Credit Agreement.
7.    Further Assurances. At any time upon the reasonable request of the Agent or the Required Lenders, each Joinder Party shall promptly execute and deliver to the Agent or the Lenders such Additional Documents as the Agent or the Required Lenders shall reasonably request pursuant to the Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to the Agent and the Required Lenders.

8.    Notices. Notices to the Joinder Parties shall be given in the manner set forth for the Loan Parties in Section 11 of the Credit Agreement.
9.    Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
10.    Binding Effect. This Agreement shall be binding upon each Joinder Party, and the other Loan Parties and shall inure to the benefit of the Agent and the Lenders, together with their respective successors and permitted assigns.
11.    Effect on Loan Documents.
(a)    The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to or a modification or amendment of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)    For the avoidance of doubt, each Joinder Party shall continue to be a Guarantor and Grantor (as such terms are used and defined in the Guaranty and Security Agreement) under the Guaranty and Security Agreement.
(c)    Each reference in the Credit Agreement and the other Loan Documents to (i) “Ultimate Parent”, shall be deemed to refer to the Ultimate Parent, (ii) “Parent Guarantor”, shall be deemed to refer to the Joinder Parties, individually and collectively, and (iii) “Borrowers and their Subsidiaries” in connection with any accounting terms, financial covenants and financial statements shall be deemed to refer to “Ultimate Parent and its Subsidiaries”. Each reference in the Credit Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Credit Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Agreement.
12.    Miscellaneous
(a)    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., "PDF" or "tif" via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(b)    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Joinder Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)    This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
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IN WITNESS WHEREOF, each Joinder Party and Agent have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

ORIGINAL PARENT GUARANTOR:	LIBERTY OILFIELD SERVICES HOLDINGS LLC, a Delaware limited liability company By: /s/ Michael Stock Name: Michael Stock Title: Chief Financial Officer
BORROWERS:
LIBERTY OILFIELD SERVICES LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

LOS ACQUISITION CO I LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

JOINDER PARTIES:
LIBERTY OILFIELD SERVICES INC.,
a Delaware corporation

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

LIBERTY OILFIELD SERVICES NEW HOLDCO LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

LENDERS:	MSD CREDIT OPPORTUNITY MASTER FUND, L.P.,
a Delaware limited liability partnership

	By:	/s/ Marcello Liguori
	Name:	Marcello Liguori
	Title:	Managing Director

REDWOOD MASTER FUND, LTD.

	By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	Authorized Signatory

REDWOOD OPPORTUNITY MASTER FUND, LTD.

	By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	Authorized Signatory

CORBIN OPPORTUNITY FUND, L.P.

	By:	/s/ Daniel Friedman
	Name:	Daniel Friedman
	Title:	General Counsel

PONTUS HOLDINGS, LTD.

By:	/s/ Russell Bryant
Name:	Russell Bryant
Title:	Chief Financial Officer Quadrant Capital Advisors, Inc. Investment Advisor to Pontus Holdings Ltd.

CM FINANCE SPV LLC

By:	/s/ Christopher Jansen
Name:	Christopher Jansen
Title:	Authorized Signatory

AG ENERGY FUNDING, LLC

By:	/s/ Todd Dittmann
Name:	Todd Dittmann
Title:	Authorized Person

OWL ROCK CAPITAL CORPORATION

By:	/s/ Alan Kirshenbaum
Name:	Alan Kirshenbaum
Title:	Chief Financial Officer

OWL ROCK CAPITAL CORPORATION II

By:	/s/ Alan Kirshenbaum
Name:	Alan Kirshenbaum
Title:	Chief Financial Officer

AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Donald T. Hurrelbrink
	Name:	Donald T. Hurrelbrink
	Title:	Vice President

EXHIBIT A
Amended and Restated Schedules to Credit Agreement
[See attached]

EXHIBIT B
Closing Checklist

[See attached]